                                                                   EXHIBIT 10.42

                          CATSKILL DEVELOPMENT, L.L.C.
                             c/o Monticello Raceway
                                    Route 17B
                           Monticello, New York 12701

                                January 12, 2004

Monticello Raceway Management, Inc.
Monticello Raceway
Route 17B
Monticello, New York 12701

Ladies and Gentlemen:

            Reference  is hereby  made to the Amended  and  Restated  Securities
Contribution Agreement, dated as of December 12, 2003 (as amended,  supplemented or otherwise modified, the "SECURITIES CONTRIBUTION AGREEMENT"),  by and between
Catskill  Development,  L.L.C.,  Empire Resorts,  Inc., Alpha Monticello,  Inc.,
Americas Tower Partners,  Monticello Realty L.L.C.,  Watertone Holdings, LP, New
York Gaming, LLC, Fox-Hollow Lane, LLC, Shamrock  Strategies,  Inc., Clifford A.
Ehrlich,  BKB,  LLC,  Robert A. Berman,  Philip B. Berman,  Scott A.  Kaniewski,
Kaniewski Family Limited  Partnership and KFP Trust.  Unless  otherwise  defined herein,  capitalized  terms used herein shall have the meanings assigned to such terms in the Securities Contribution Agreement.

            Pursuant to Section 8.2(g) of the Securities  Contribution Agreement
the parties agreed to amend that certain Shared Facilities  Agreement,  dated as of April 3, 2003 (the  "SHARED  FACILITIES  AGREEMENT"),  by and between  Cayuga
Catskill Gaming  Authority (the  "AUTHORITY") and Catskill  Development,  L.L.C.
("CATSKILL")  (with such amendment to be in a form  reasonably  satisfactory  to
Empire),  pursuant  to which  Monticello  Raceway  Management,  Inc.  ("MRM  and together  with  Catskill,  the  "PARTIES") is to become a co-party to the Shared
Facilities Agreement.

            The Parties hereby agree as follows:

            1. Catskill herewith assigns to MRM Catskill's rights, interests and obligations  to the Shared  Facilities  Agreement on a joint basis with Catskill and MRM herewith  accepts  such  assignment  on a joint basis with  Catskill and agrees to be bound by the terms and conditions  thereof  applicable to Catskill, including,  without  limitation,  Section 12.4 thereof (the "Assignment") for so long as MRM is the tenant under the Lease. As between the Parties,  MRM shall be primarily responsible for the enforcement of and compliance with the obligations of the parties under the Shared Facilities Agreement.

            2.  Pursuant  to Section  15.7 of the Shared  Facilities  Agreement,
Catskill may assign any or all of its rights, interests or obligations under the
Shared  Facilities  Agreement to a third party acquiring an interest,  estate or other  right  in or to the  Property  (as such  term is  defined  in the  Shared
Facilities  Agreement) or any portion  thereof  without the prior consent of the
Authority.  As MRM has acquired  rights in the Property (as such term is defined in the Shared Facilities Agreement) as the tenant thereof pursuant to the terms, conditions  and  provisions  of that  certain  Agreement  of Lease,  dated as of
October 29,  2003,  by and between the Parties,  as  subsequently  amended,  the
Authority's prior written consent is not required for the Assignment.

            This Letter  Agreement may be executed in one or more  counterparts, each of which shall be deemed an original and all of which  together  constitute one and the same document.

            The  terms  of  this  Letter  Agreement  may be  modified  only by a subsequent letter signed by each Party hereto.

            THIS  LETTER  AGREEMENT  SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN
ACCORDANCE  WITH  THE LAWS OF THE  STATE  OF NEW  YORK,  WITHOUT  REGARD  TO THE
CONFLICTS OF LAWS PRINCIPLES THEREOF.

                            [SIGNATURE PAGE FOLLOWS]

            If you are in agreement with the  foregoing,  kindly sign and return to us the enclosed copy of this Letter Agreement.

                                          Very truly yours,

                                          CATSKILL DEVELOPMENT, L.L.C.

                                          By: /s/ Morad Tahbaz
                                              --------------------
                                              Name:   Morad Tahbaz
                                              Title:  President

                                          Agreed and Accepted:

                                          MONTICELLO RACEWAY MANAGEMENT, INC.

                                          By: /s/ Clifford A. Ehrlich
                                              ---------------------------
                                              Name:   Clifford A. Ehrlich
                                              Title:  President

                        SHARED FACILITY LETTER AGREEMENT